UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 21, 2007

THE BUREAU OF NATIONAL AFFAIRS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

2-28286	53-0040540
(Commission File Number)	(IRS Employer Identification No.)

1231 25th St., N.W., Washington D.C.	20037
(Address of principal executive offices)	(Zip Code)

(202) 452-4200
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

⁭ Written Communications pursuant Rule 425 under the Securities Act (17 CFR230.425)

⁭ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁭ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

⁭ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2007, the board of Directors elected Paul N. Wojcik, CEO (and formerly President), as Chairman of the Board. Gregory C. McCaffery was elected as President in addition to his duties as COO. The former Chairman, Sandra C. Degler, was elected to Vice Chairman of the Board.

ITEM 9.01     Financial Statments and Exhibits

Exhibits

99.1  Press release dated April 24, 2007, entitled "BNA Elects New Chairman of the Board, President".

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Bureau of National Affairs, Inc.

By:  /s/ Paul N. Wojcik
Paul N. Wojcik
Chairman, Chief Executive Officer,
and Director

DATE: April 25, 2007